SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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VERAMARK TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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VERAMARK TECHNOLOGIES, INC.

3750 Monroe Avenue
Pittsford, New York 14534

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 13, 2004

TO THE STOCKHOLDERS OF
VERAMARK TECHNOLOGIES, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders of Veramark Technologies, Inc. (the “Company”) will be held at the Company’s offices at 3750 Monroe Avenue, Pittsford, New York, on May 13, 2004, beginning at 10:00 a.m. local time, for the following purposes:

(1)	To elect five Directors, each to serve a term of one year;

(2)	To ratify the appointment of independent auditors for the year ending December 31, 2004; and

(3)	To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 26, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

     All stockholders are invited to attend the meeting in person. However, if you are unable to attend the meeting, it is nevertheless important that you be represented. A Proxy is enclosed for that purpose. Please sign, date and return promptly the enclosed Proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

     Your attention is directed to the Proxy Statement submitted with this notice.

By Order of the Board of Directors

Robert N. Latella
Secretary

Dated: April 5, 2004

THIS IS AN IMPORTANT MEETING. STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION AND REVOCABILITY OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Report of the Compensation Committee of the Board of Directors
PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL NO. 3 — OTHER MATTERS
STOCKHOLDER PROPOSALS

VERAMARK TECHNOLOGIES, INC.
3750 MONROE AVENUE
PITTSFORD, NEW YORK 14534

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 13, 2004

     This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Veramark Technologies, Inc. (the “Company”) in connection with the Annual Meeting of Stockholders of the Company to be held on May 13, 2004 at 10:00 a.m., local time, at the Company’s office at 3750 Monroe Avenue, Pittsford, New York (the “Meeting”). A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2003 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and Form of Proxy may be obtained from the Company’s Secretary, 3750 Monroe Avenue, Pittsford, New York 14534. A copy of the Company’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) is available without charge upon written request to the Company’s Secretary at the Company’s corporate offices, or from the SEC’s website at www.sec.gov. This Proxy Statement, Annual Report and Form of Proxy will first be sent to stockholders on or about April 5, 2004.

SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Meeting is being solicited by the directors of the Company. Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing the proxy and voting in person.

     The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefore) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The close of business on March 26, 2004 has been fixed as the record date for determination of the stockholders entitled to notice of, and to vote at, the Meeting. On that date there were outstanding and entitled to vote 8,562,829 shares of common stock, par value $.10 per share, of the Company (the “Common Stock”) each of which is entitled to one vote on each matter at the Meeting.

     Pursuant to the Company’s Bylaws, directors will be elected by a majority of the votes cast at the Meeting and the proposal to ratify the appointment of the independent auditors for 2004 will require a majority of the votes cast at the Meeting.

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Holders of shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum but will not be treated as votes cast at the Meeting as to any proposal as to which the brokers abstain.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information as of March 26, 2004, with respect to the persons or groups (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), believed by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock, by certain executive officers, directors, nominees for director and by all directors and certain executive officers as a group.

	Amount and Nature of
	Shares of Common		Percent of
Name and Address	Stock Beneficially Owned		Class (1)
Albert J. Montevecchio	670,356	(2)	7.8%
20 Fairfield Drive Fairport, New York 14450

JO & Co	489,500	(3)	5.7%
Box 1655 South Bend, Indiana 46634

Summit Capital Management, LLC	1,077,100	(4)	12.6%
601 Union Street, Suite 3900 Seattle, Washington 98101

Charles A. Constantino	35,000	(5)	*

John E. Gould	81,183	(6)	*

William J. Reilly	92,883	(7)	1.1%

James R. Scielzo	60,000	(8)	*

David G. Mazzella	920,400	(9)	10.7%

Ronald C. Lundy	123,283	(10)	1.4%

Douglas F. Smith	104,823	(11)	1.2%

All Directors and Executive Officers as a Group	1,417,572	(12)	16.6%

(7 Individuals)

*Indicates less than 1.0%.

(1)	Based on the number of shares of Common Stock outstanding as of March 26, 2004, which were 8,562,829 shares of Common Stock.

(2)	Includes 158,111 shares of Common Stock owned by Montevecchio Associates, a limited partnership of which Albert J. Montevecchio is a General Partner.

(3)	A State of Indiana Partnership.

(4)	Based upon a Statement on Schedule 13G filed with the SEC that indicated that (i) John C. Rudolf has shared voting and dispositive power with respect to 1,077,100 shares of Common Stock; (ii) Summit Capital Management, LLC shares voting and dispositive power with respect to 1,077,100 shares of Common Stock; and (iii) Summit Capital Partners shares voting and dispositive power with respect to 1,077,100 shares of Common Stock.

(5)	Includes 30,000 shares of Common Stock Mr. Constantino has the right to acquire pursuant to options issued under the Option Plan; 20,000 of which are exercisable as of the date of this proxy statement and 10,000 of which are exercisable within 60 days of the date of this proxy statement.

(6)	Includes 70,000 shares of Common Stock Mr. Gould has the right to acquire pursuant to options issued under the Option Plan; 60,000 of which are exercisable as of the date of this proxy statement and 10,000 of which are exercisable within 60 days of the date of this proxy statement. Also, includes 3,183 shares of Common Stock Mr. Gould has the right to acquire upon exercise of a warrant.

(7)	Includes 70,000 shares of Common Stock Mr. Reilly has the right to acquire pursuant to options issued under the Option Plan; 60,000 of which are exercisable as of the date of this proxy statement and 10,000 of which are exercisable within 60 days of the date of this proxy statement. Also includes 3,183 shares of Common Stock Mr. Reilly has the right to acquire upon exercise of a warrant.

(8)	Includes 60,000 shares of Common Stock Mr. Scielzo has the right to acquire pursuant to options issued under the Option Plan; 50,000 of which are exercisable as of the date of this proxy statement and 10,000 of which are exercisable within 60 days of the date of this proxy statement.

(9)	Includes 900,000 shares of Common Stock Mr. Mazzella has the right to acquire pursuant to exercisable options under the Option Plan.

(10)	Includes 120,000 shares of Common Stock Mr. Lundy has the right to acquire pursuant to exercisable options under the Option Plan.

(11)	Includes 97,500 shares of Common Stock Mr. Smith has the right to acquire pursuant to exercisable options under the Option Plan.

(12)	Includes 1,347,500 shares of Common Stock the directors and executive officers have the right to acquire pursuant to exercisable options under the Option Plan and 6,366 shares of Common Stock upon exercise of warrants.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Nominees

     At the Meeting, five directors, comprising the entire membership of the Board of Directors of the Company, are to be elected. Each elected director will serve until the Company’s next Annual Meeting of Stockholders and until a successor is elected and qualified.

     The Company’s directors recommend a vote FOR the five nominees listed below. Except where authority to do so has been withheld, the shares of Common Stock represented by the enclosed Proxy will be voted FOR the election as directors of the five nominees named below. All of the nominees are members of the present board and were elected at the Company’s 2003 Annual Meeting of Shareholders. Louis L. Massaro, who was elected by the Board on June 25, 2003 as permitted under the by-laws of the Company to fill a vacancy in the number of directors constituting the entire Board, is not a nominee.

     All nominees are willing to serve on the board, if elected, however, if any nominee becomes unwilling or unavailable to stand for re-election or to serve for any reason or if a vacancy on the board occurs before the election (which events are not anticipated), the holders of the Proxy may vote for such other person in accordance with their judgment. The Company’s Board of Directors has determined that all of the Company’s directors, with the exception of Mr. Mazzella, are independent as defined by NASDAQ rules.

			Director
Name of Nominee	Age	Principal Occupation For Past Five Years	Since
Charles A. Constantino	64	For more than five years, a Director and Executive Vice President of PAR Technology Corporation (NYSE:PTC). PTC develops, manufactures, markets, installs and services microprocessor-based transaction processing systems for the restaurant and industrial market places.	2002

John E. Gould	59	For more than five years, a Partner in Gould & Wilkie LLP, a general practice law firm located in New York City. On May 1, 2002, Gould & Wilkie LLP combined with Thompson Hine LLP, a larger general practice law firm with headquarters in Cleveland, Ohio. The former firm of Gould & Wilkie LLP is now the New York City office of Thompson Hine LLP. Mr. Gould serves on the Executive Committee of Thompson Hine LLP. Mr. Gould is also Chairman of the American Geographical Society and a Director of the Gerber Life Insurance Company.	1997

David G. Mazzella	63	President of the Company since February 1997. Chief Executive Officer of the Company since June 1997. Chief Operating Officer of the Company from February 1997 until June 1997. Chairman of the Board of the Company since December 1999.	1997

William J. Reilly	55	Retired. From 1989 until his retirement as Chief Operating Officer in September 2002, Mr. Reilly was employed by Checkpoint Systems, Inc. (NYSE:CKP), a global manufacturer and distributor of automatic identification, pricing, and retail security systems.	1997

			Director
Name of Nominee	Age	Principal Occupation For Past Five Years	Since
James R. Scielzo	61	Retired. For the five years preceding his retirement in 1999, Mr. Scielzo was Senior Vice President and Chief Technology Officer for Young & Rubicam Inc., a global corporate communications, advertising, direct marketing, sales promotion, and public relations firm.	1999

Other Directorships and Trusteeships

     None of the Directors and nominees to the Company’s Board of Directors serves on the Boards of Directors or the Boards of Trustees of any other publicly held company, with the exception of Mr. Constantino who serves as a member of the Board of Directors of PAR Technology Corporation (NYSE:PTC).

Committees and Meeting Data

     During 2003, the full Board of Directors held eight meetings. The Company’s Board of Directors established a process whereby shareholders may send communications to the board. That process is set forth in the Policy for Shareholder Communications with Board Members, a copy of which is attached as Exhibit A.

     The Audit Committee of the board currently consists of Messrs. Constantino, Gould and Reilly, all of whom are independent as defined under SEC and NASDAQ rules. The Audit Committee, which met ten times during the year, appoints and oversees the work of the Company’s independent accountants, as well as oversees that the Corporation has maintained and established processes for reliable accounting policies and financial reporting and disclosure, and such other duties as more particularly set forth in its Charter, a copy of which is attached as Exhibit B. The board has determined that the Company does not have an Audit Committee Financial Expert, as that term is defined by SEC rules, serving on the Audit Committee. However, the members of the board have reviewed the criteria necessary to be named an Audit Committee Financial Expert and believe that the Audit Committee members collectively possess such attributes. Furthermore, the board has determined that each member of the Audit Committee possesses the financial expertise necessary to review and analyze the Company’s financial statements and to fulfill their other duties in accordance with the terms of the Audit Committee Charter.

     The Compensation Committee of the board currently consists of Messrs. Gould, Reilly and Scielzo, all of whom are independent as defined by NASDAQ rules. The Compensation Committee, which met six times during the year, reviews and sets compensation for the Chief Executive Officer (“CEO”), all other executive officers of the Company and members of the Company’s Board of Directors, establishes compensation, incentive and benefit plans for the CEO and all other executive officers and directors of the Company and approves payments under such incentive plans, as well as such other duties as set forth in its Charter, a copy of which is attached as Exhibit C

     The Executive Committee, consisting of Messrs. Mazzella, Constantino and Reilly, has authority to act on behalf of the full Board of Directors during intervals between meetings of the full board. The Executive Committee did not meet in 2003.

     The Nominating Committee consists of all members of the board who are independent as defined by NASDAQ rules. Currently, those individuals are Messrs. Constantino, Gould, Reilly and Scielzo. The Nominating Committee, which met two times during the year, identifies the slate of director nominees for election to the Company’s board, recommends candidates to fill vacancies occurring between annual shareholder meetings, and otherwise establishes and oversees the process for nominations for election to the Company’s Board, in accordance with applicable laws and rules, as well as such other duties as set forth in its Charter, a copy of which is attached as Exhibit D. The Nominating Committee has adopted a policy with regard to the consideration of any director candidates recommended by shareholders, a copy of which is attached as Exhibit E.

The Nominating Committee will consider candidates recommended by shareholders and the procedures to be followed by shareholders in submitting such recommendations is set forth in the policy attached as Exhibit E. The Nominating Committee continually seeks to identify qualified candidates for nomination to the Company’s board, however it has not established any formal procedure in that regard. All candidates identified as potential nominees for election to the board, whether identified by a shareholder or otherwise, are evaluated in the same manner. Although neither the board nor the Nominating Committee has established any minimum qualifications for director nominees, any potential nominee must have sufficient experience, knowledge, ability and time to fulfill the obligations of a member of the Company’s board.

     The Company encourages all directors to attend annual meetings, but has not established any formal policy with respect to such attendance. All members of the Company’s board attended last years annual meeting. During 2003, all directors nominated for re-election attended no less than 75% of all meetings of the Board of Directors and all meetings of any board committee upon which he served.

Audit Committee Report.

     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and policies, internal controls, and the selection and oversight of the Company’s independent accountants, and providing laws, regulations and policies relating to the Company’s accounting and reporting practices, and the quality and integrity of the Company’s financial reports. The Audit Committee is currently composed of three directors, Messrs. Constantino, Gould and Reilly, each of who is independent and meets the requirements of the National Association of Securities Dealers. The Audit Committee operates under a written charter approved by the Board of Directors, a copy of which is attached as Exhibit B.

     Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of our Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that our Company’s independent accountants are in fact “independent.”

     In this context, the Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2003. The Audit Committee also met with representatives of the Company’s auditors to discuss and review the results of the independent auditors’ examination of the financial statements for the year ended December 31, 2003 and the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee reviewed with management and representatives of the Company’s auditors each 10-Q report prior to its filing with the SEC.

     The Audit Committee has also received from the Company’s auditors the written disclosures required pursuant to the Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees) addressing all relationships between the auditors and the Company that might bear on the auditors’ independence and has discussed the same with representatives of the Company’s auditors.

     Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the SEC.

The Audit Committee

Charles A. Constantino, Chair
William J. Reilly
John E. Gould

Section 16(a) Beneficial Ownership Reporting Compliance

     Based upon reports filed by the Company with the SEC and copies of filed reports received by the Company, the Company believes all reports of ownership and changes in ownership of the Common Stock required to be filed with the SEC during 2003 by the Company’s directors, officers and more than 10 percent stockholders, were filed in compliance with Section 16(a) of the Exchange Act, with the following exceptions:

Filer	Form Type	Date of Transaction	Filing Requirement	Actual Filing Date
Charles A. Constantino	4	05/15/03	2 Days	08/12/03
John E. Gould	4	05/15/03	2 Days	08/05/03
William J. Reilly	4	05/15/03	2 Days	08/05/03
James R. Scielzo	4	05/15/03	2 Days	08/05/03
Louis L. Massaro	3	06/24/03	10 Days	07/09/03

Executive Officers

The following is a list of the Company’s executive officers:

Name	Age	Principal Occupation For Past Five Years
David G. Mazzella	63	President and Chief Executive Officer since 1997; Chief Operating Officer since 1997; Chairman since 1999.

Ronald C. Lundy	52	Treasurer since 1993.

Douglas F. Smith	59	Vice President, Operations, since 1999. Prior to 1999, Mr. Smith was the Director of Operations for Veramark.

There are no family relationships between any of the directors or executive officers of the Company.

The Company has adopted a Code of Business Conduct and Ethics for all principal executive officers, directors, and employees of the Company, a copy of which is attached as Exhibit F.

Executive Compensation

     The following table summarizes, for the fiscal years ended December 31, 2003, 2002, and 2001, the compensation paid or accrued to the Company’s Chief Executive Officer and two other executive officers whose cash compensation exceeded $100,000 during 2003 (the “Named Executives”).

				Long Term
				Compensation
		Annual		Awards
		Compensation		Securities
Name and				Underlying	Other Annual
Principal Position	Year	Salary ($)	Bonus ($)	Options	Compensation ($)(1)
David G. Mazzella	2003	282,577	45,000	0	37,517
President, Chief	2002	247,000	0	0	126,803 (2)
Executive Officer,	2001	255,269	0	300,000	20,698
Chairman of the Board

Ronald C. Lundy	2003	100,586	0	25,000	8,626
Treasurer	2002	90,249	0	0	8,526
	2001	93,242	0	40,000	8,399

Douglas F. Smith	2003	114,715	0	20,000	13,513
Vice President,	2002	102,600	0	0	12,412
Operations	2001	105,946	0	32,500	12,576

(1)	Includes (i) automobile allowance provided by the Company; (ii) life insurance premiums paid by the Company; (iii) the Company’s contributions to its 401(k) Plan for the Named Executive’s benefit; and (iv) medical expense reimbursement paid by the Company for the Named Executive’s benefit.

(2)	Includes forgiveness of a certain loan described herein under the section heading “Certain Relationships and Transactions.”

Employment Agreement

     The Company has an employment agreement with David G. Mazzella to serve as President, Chief Executive Officer and a Director of the Company. The term of that employment agreement ends December 31, 2004, subject to an automatic extension of one day for each day after July 1, 2004 that Mr. Mazzella remains employed by the Company. The agreement provides for a minimum gross salary of $300,000 per year. Pursuant to the agreement, in the event of a change in control of the Company, or in the event Mr. Mazzella’s management responsibilities are materially diminished, the agreement may be terminated at Mr. Mazzella’s option and he will be entitled to separation pay in a lump sum equal to three times his aggregate annual compensation (including salary, bonus and benefits). In addition, unless otherwise provided pursuant to specific option grant, all of his options to purchase stock of the Company will immediately vest at 50% of the original option price and be exercisable for the option’s original term. For purposes under the agreement, a change in control of the Company may occur through a sale, merger, consolidation, sale of substantially all assets, the acquisition of more than 20% of the securities of the Company directly or indirectly by any person or entity, or a change within two years of a majority of the Board of Directors.

Retirement Benefits

     The Named Executives listed below are participants in an unfunded defined benefit retirement plan of the Company. The amount of the retirement benefit, payable from age 65, will vary depending upon length of service, retirement age and average salary. For Mr. Mazzella the benefit will equal 45% to 60% of the average of his three highest years of compensation depending upon his age at retirement. Mr. Mazzella’s retirement benefit is payable for fifteen years. For the other Named Executives the annual benefit will be between 40% and 50% of average salary for the last three full fiscal years of employment with the Company and is payable until death.

     Assuming continued employment with the Company until age 65 with average salary increases of 3% per year, the following table indicates the projected retirement benefit at age 65 for each of the Named Executives who are eligible and vested under the Company’s retirement plan:

		Years of
Name	Current Age	Service to Date	Annual Benefit at Age 65
David G. Mazzella	63	7	$193,980
Ronald C. Lundy	52	20	$62,755

Stock Options

     The Company has a stock option plan under which employees may be granted incentive stock options and non-qualified stock options to purchase the Company’s Common Stock. All full-time employees of the Company are eligible to receive stock options. The Compensation Committee of the Board of Directors administers the plan and makes all determinations with respect to eligibility, option price, term and exercisability, except that the option price on incentive stock options may not be less than 100% of fair market value on the date of grant and the term of any option may not exceed ten years.

     Stock Option Grants. The following grants of stock options were made to Named Executives in 2003. The potential realizable value portion of the following table illustrates the gain that might be realized upon the exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation of the Company’s Common Stock over the term of the option. Actual gains, if any, on the stock option exercise are dependent on the future performance of the Common Stock, overall market conditions, as well as the option holder’s continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

							Potential Realizable Value
							of Assumed Annual Rates of
			% of Total		Market		Stock Price Appreciation
			Options Granted		Price		for Option Term
	Options		to Employees in	Exercise	On Grant	Expiration
Name	Granted		Fiscal Year	Price	Date	Date	0%	5%	10%
Ronald C. Lundy	25,000	(1)	8.55%	$0.48	$0.56	05/15/13	2,000	10,805	24,312
Douglas F. Smith	20,000	(1)	6.84%	$0.48	$0.56	05/15/13	1,600	8,644	19,450

(1)	Exercisable at 25% per year over four years.

Stock Option Exercises and Year-End Values. No options were exercised by the Named Executives during 2003. The following table shows the year-end value of unexercised in-the-money options held by the Named Executives at the fiscal year end. Year-end values are based upon the closing price of a share of Common Stock on the closing bid quote on the OTCBB on December 31, 2003 ($1.80).

	Number of Unexercised Options		Value of Unexercised In-the-Money
	at Fiscal Year End		Options at Fiscal Year End
Name	Exercisable	Unexercisable	Exercisable ($)	Unexercisable ($)
David G. Mazzella	900,000	0	411,000	0
Ronald C. Lundy	120,000	25,000	54,800	33,000
Douglas F. Smith	97,500	20,000	44,525	26,400

Equity Compensation Plan Information

     At December 31, 2003, the Company had the following securities authorized for issuance under equity compensation plans.

Number of securities
remaining available for
future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	Column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	3,562,171	$2.34	963,501

Equity compensation plans not approved by security holders	- 0 -	- 0 -	- 0 -

Total	3,562,171	$2.34	963,501

(1)	Includes 3,547,470 outstanding stock options issued to Employees and Directors of the Company pursuant to the Company’s 1993 and 1998 Stock Option Plans.

Report of the Compensation Committee of the Board of Directors

     The Compensation Committee of the Board (the “Compensation Committee”) sets compensation levels for the Chief Executive Officer and all other officers and directors of the Company, establishes compensation and incentive plans for officers and approves payments under such incentive plans. The Compensation Committee is composed of three independent, non-employee directors who have no interlocking relationships as defined by the SEC. For 2003, these three directors were Messrs. Gould, Reilly and Scielzo.

     The Compensation Committee’s compensation policies are designed to attract and retain highly skilled executives and directors, reward outstanding individual performance, encourage cooperative team efforts and provide an incentive to enhance long term stockholder value. The Company’s executive officer compensation program consists of base salary, annual contingent bonus compensation, long-term stock options and retirement benefits tied to age and years of service.

     In establishing salaries for the Company’s Chief Executive Officer, other officers and directors, consideration is given to salary ranges for comparable positions in similar size companies. Data for such comparisons is obtained from nationwide surveys conducted by independent compensation consulting firms and from reviewing other companies’ compensation information included in their proxy statements. As a result of basing compensation in part on overall performance of the Company, in any particular year the Company’s executives may be paid more or less than the average executive compensation levels of comparably sized companies. In view of the performance of the Company since 2000, certain of the Company’s officers and other senior managers voluntarily reduced their salaries by 15% to 18% in 2001, 2002, and 2003.

     In setting salaries within competitive ranges, the Compensation Committee considers performance related factors including the Company’s overall results during the past year and its performance relative to a budgeted plan or stated objectives. Consideration also is given to an individual’s contribution to the Company and the accomplishments of departments for which that officer has management responsibility. Potential for future contributions to the Company is also taken into account for all officers.

     The Company has a bonus compensation plan for officers and middle management, other than the Chief Executive Officer. Under this plan, the Compensation Committee each year establishes a schedule for calculating aggregate incentive compensation based upon the Company’s performance against targets for net income before tax. The total plan award is allocated to the managers by the Chief Executive Officer and the Compensation Committee through a combination of objective formulas based upon salaries and subjective performance related considerations. The net income performance standards set by the Compensation Committee were not met by the Company during 2003 and accordingly no bonuses were paid to officers and managers.

     The Compensation Committee is responsible for selecting the recipients of stock options, establishing the timing of grants, and setting the option exercise price within the terms of the Option Plan. The Compensation Committee considers the recommendations of the Chief Executive Officer with respect to officers in this regard. Stock options are viewed as a long-term incentive for officers and a means to more closely align the interests of officers with those of stockholders.

James R. Scielzo, Chair
John E. Gould
William J. Reilly

     This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this document or any portion thereof into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such acts.

     Directors’ Stock Options. Each outside director receives each year an option to purchase 10,000 shares of the Common Stock at a price based upon the closing price of the Common Stock on the last trading day of the prior year. As well, in 2003, each director was granted options to acquire 30,000 shares of the Company’s common stock which vest ratably over a three-year period, at a price based upon the closing price on the date of grant. The 2003 grant was a one-time grant made to each then member of the Board of Directors. A similar grant will be made to any new directors of the Company in the future. The purpose of that grant is to retain (and in the case of new directors, attract) highly skilled individuals and encourage cooperative team efforts, while providing an incentive to enhance long term stockholder value. The option price of director’s grants are 100% of the closing price of the Common Stock on the applicable date if an incentive stock option and 85% of such closing price if a non-qualified option. In addition, outside directors receive $1,000 for each board meeting attended in person and $200 for each meeting attended by telephone conference.

Common Stock Performance Comparison

     The following graph shows a five-year comparison of cumulative total returns for owners of the Common Stock compared to an Index for NASDAQ stocks and the NASDAQ Telecommunications Index based upon year-end closing prices including a closing price on December 31, 2003 of $1.80 per share for the Common Stock.

Certain Relationships and Related Transactions

(1)	The Company has an employment agreement with Mr. Mazzella. See “— Employment Agreement” above.

(2)	Pursuant to Board of Director approval, the remaining principal and interest payable on a loan, in the amount of $106,218, by the Corporation to the President and Chief Executive Officer, David G. Mazzella, was forgiven. The loan made in 1997, and due in 2002, was specifically for the purchase of Common Stock of the Corporation. In forgiving the loan, the Board of Directors acknowledged that over the past several years, and currently, the President and Chief Executive Officer had (i) voluntarily reduced his annual salary and otherwise waived the economic value of several benefits to which he was entitled to under his Employment Agreement, and (ii) provided outstanding leadership during a period of downturn and uncertainty in the telecommunications industry.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has appointed Deloitte and Touche LLP as independent auditors for the fiscal year ending December 31, 2004. Deloitte and Touche LLP acted as the independent auditors for the Company for the fiscal years ended December 31, 2002 and 2003. PricewaterhouseCoopers LLP acted as the independent auditors for the Company for the fiscal years ending December 31, 2000 and December 31, 2001. Representatives of Deloitte and Touche LLP are expected to be present at the Meeting. They will be available to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

     Although the appointment of independent auditors is not required to be submitted to a vote by stockholders, the Audit Committee believes as a matter of policy that it is appropriate that the stockholders ratify the Board’s appointment. If the stockholders should not ratify the appointment of Deloitte and Touche LLP, the Audit Committee will consider other certified public accountants for appointment.

     The Audit Committee of the Board of Directors of the Company approved on November 15, 2002, the engagement of the accounting firm of Deloitte & Touche, LLP as independent accountants for the Company for the year ending December 31, 2002 and dismissed its past accountants, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP indicated that, although no decision had been reached, it was informing the Company that it might decline to stand for re-election in 2003. The Company determined that it was in the best interests of Shareholders that alternative independent auditors be selected and to effect an orderly transition as expeditiously as possible. PricewaterhouseCoopers LLP’s reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through November 15, 2002, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     Audit Fees. During fiscal years 2003 and 2002, the aggregate fees billed to the Company by its independent auditors were $75,270 and $60,480, respectively for the annual audit of the financial statements and review of the financial statements included in the Company’s quarterly reports on Form 10-Q.

     Financial Information Systems Design and Implementation Fees. Our independent auditors did not render information technology services to us during the fiscal year ending December 31, 2003.

     Tax Fees. The aggregate fees billed by its independent auditors for professional services rendered to us during fiscal years 2003 and 2002, other than the audit services referred to above, were $7,264 and $9,568, respectively, all of which was for tax preparation and tax consulting fees.

     The Audit Committee of the Board of Directors has considered whether provision of the non-audit related services described above is compatible with maintaining the independent accountants’ independence and has determined that those services have not adversely affected Deloitte and Touche LLP’s independence.

     It is the Audit Committee’s policy, as reflected in its Charter, to pre-approve all audit and non-audit services performed by the Company’s independent auditors. Following a presentation by management to the Audit Committee describing the types of services to be performed in connection with, and the projected budget for, a particular engagement, the Audit Committee informs management whether it approves the engagement and the budget.

PROPOSAL NO. 3 — OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Meeting other than those described above. If any other matters properly come before the Meeting, it is intended that the persons named in the enclosed Proxy will vote the shares of Common Stock represented by signed proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS

     Under SEC rules, any stockholder wishing to present a proposal at the Company’s 2005 Annual Meeting of Stockholders must submit the proposal to the Company’s Secretary at its office at 3750 Monroe Avenue, Pittsford, New York 14534, no later than December 14, 2004 in order for the proposal to be considered for inclusion, if appropriate, in the proxy and proxy statement relating to the 2005 Annual Meeting of Stockholders.

By Order of the Board of Directors

Robert N. Latella
Secretary

Pittsford, New York
April 5, 2004

EXHIBIT A

POLICY FOR SHAREHOLDER COMMUNICATIONS WITH BOARD MEMBERS

It is the policy of the Board of Directors of Veramark Technologies, Inc. (the “Company”) that shareholders of the Company who wish to communicate with the Company’s Board may do so by writing to Board of Directors, Veramark Technologies, Inc., Attention: Secretary, 3750 Monroe Avenue Pittsford, New York 14534.

Such communications will be distributed by the Secretary to each member of the Board, no later than the next regularly scheduled Board meeting. Communications directed to a specific member of the Board, or to any specific committee of the Board, will be promptly forwarded only to that particular director or to the Chairman of that particular Committee.

All such communications (i) should relate only to bona fide business issues of the Company, and not any other purpose, (ii) may be disclosed or used by the Company at its discretion, unless the communication clearly states on its face that it is confidential, (iii) may receive a response as the recipient deems appropriate, and (iv) may be anonymous.

The material terms of this policy shall be made available to the Company’s shareholders, in a manner the Board deems appropriate, but at least as may be required by law or regulation.

The Board shall regularly review this policy and make such changes as it deems necessary or appropriate.

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EXHIBIT B

VERAMARK TECHNOLOGIES INC.
Audit Committee of the Board of Directors

CHARTER

I. PURPOSE

     (A) The Audit Committee, as appointed by the Corporation’s Board, shall provide assistance to the Corporation’s directors in fulfilling their responsibility to the shareholders, potential shareholders, regulatory agencies, and the investment community relating to corporate accounting and reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation.

     (B) The Audit Committee’s primary duties and responsibilities are to:

          (1) Appoint and oversee the work of the Company’s independent accountants; and

          (2) Oversee that the Corporation has established and maintained processes for

               (i) reliable accounting policies and financial reporting and disclosure;

               (ii) assuring that an adequate system of internal control is functioning within the Corporation;

               (iii) complying with all applicable laws, regulations, and corporate policy; and

               (iv) receive, retain and process complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

II. COMPOSITION

     (A) The Audit Committee shall be comprised of at least one person who shall be a member of the Board and appointed by the Board.

     (B) Each member of the Audit Committee shall be:

          (1) Independent as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) there under;

          (2) Free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee; and

          (3) Have a working familiarity with basic finance and accounting practices.

     (C) If any member of the Board qualifies as a “financial expert” as that term is defined by the Exchange Act or the SEC, he or she shall be appointed a member of the Audit Committee.

     (D) The members of the Audit Committee shall be elected by the Board at its annual meeting of the Board held in conjunction with the annual shareholders meeting. Members of the Audit Committee shall hold their office until their successors shall be duly elected and qualified. The Board shall have the power at any time to remove from or add the membership of the Audit Committee and to fill vacancies, subject to the independence, experience and financial expertise requirements referred to above. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

     (A) The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee, or if authorized by the Audit Committee, its Chairperson, should meet with the independent accountants and management quarterly to review the Corporation’s financial statements.

     (B) The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV. INVESTIGATIONS, RETENTION ADVISORS AND FUNDING

     (A) The Audit Committee has the authority to investigate fully any matter it deems necessary in fulfilling its responsibilities, and to that end the Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors or experts.

     (B) The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

V. RESPONSIBILITIES AND DUTIES

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations; these activities remain the responsibilities of management and the independent accountants.

     To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports/Review

          (1) Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

          (2) Make regular reports of its activities to the Board.

          (3) Review with management and the independent accountants the Corporation’s annual financial statements, as included in the Company’s 10K report, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”).

          (4) Review with management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters to be discussed by SAS No. 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

          (5) Review all material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

          (6) Review disclosures made to the Audit Committee by the Corporation’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q; including disclosures about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have significant role in the Corporation’s internal controls.

Independent Accountants

          (7) Be directly responsible for the appointment, compensation, and oversight of the work at the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Audit Committee.

          (8) Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form, and delegate authority to, subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

          (9) Oversee independence of the accountants by:

               (i) Reviewing and discussing with the accountants on at least an annual basis all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

               (ii) Receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 (“ISB No 1”)

               (iii) Reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationship of services between the accountants and the Corporation or any other disclosed relationships for services that may impact the objectivity and independence of the accountants; and

               (iv) Recommending, if necessary, that the Board take certain action to satisfy itself of the auditor’s independence.

               (v) Meeting with the independent accountants prior to the audit to discuss planning and staffing of the audit.

               (vi) Ensuring that the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

               (vii) Recommending to the Board policies for the Corporation’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

Financial Reporting Process

     (10) Review, with the independent accountant and management, the integrity of the Corporation’s internal and external financial reporting processes, including responsibilities, budget, staffing, reporting and disclosure procedures and any recommended changes.

     (11) Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants or management.

     (12) Establish regular systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to require information.

     (13) Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     (14) Obtain from the independent accountants assurance that its has not received or discovered any information indicating that an illegal act (whether or not perceived to have a material effect on the financial statements of the issuer) has or may have occurred, that is required to be reported to the Corporation under Section 10(A) of the Exchange Act.

Legal Compliance/General

     (15) Review with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

     (16) Report through its Chairperson to the Board following meetings of the Audit Committee.

     (17) Maintain minutes or other records of meetings and activities of the Audit Committee.

     (18) Oversee the Corporation’s procedure and process for the:

          (i) Receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

          (ii) Confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

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EXHIBIT C

VERAMARK TECHNOLOGIES, INC.
Compensation Committee of the Board of Directors

CHARTER

Overview of Role

The Compensation Committee of the Board (the “Compensation Committee”) sets compensation levels for the Chief Executive Officer (“CEO”), all other executive officers of the Company and members of the Company’s Board of Directors, establishes compensation, incentive and benefit plans for such individuals and approves payments under such incentive plans.

The Compensation Committee is also responsible for selecting the recipients of stock options, establishing the timing of grants, and setting the option exercise price within the terms of the Option Plan.

The Compensation Committee’s compensation policies are designed to attract and retain highly skilled individuals, reward outstanding individual performance, encourage cooperative team efforts and provide an incentive to enhance long term stockholder value.

In establishing salaries for the Company’s Chief Executive Officer, other executive officers and directors, consideration is given to salary ranges for comparable positions in similar size companies. Data for such comparisons is obtained from nationwide surveys conducted by independent compensation consulting firms and from reviewing other companies’ compensation information included in their proxy statements.

In setting salaries within competitive ranges, the Compensation Committee considers performance related factors including the Company’s overall results during the past year and its performance relative to a budgeted plan or stated objectives. Consideration also is given to an individual’s contribution to the Company and the accomplishments of departments for which that officer has management responsibility. Potential for future contributions to the Company is also taken into account for all executive officers and directors.

Membership

The membership of the Compensation Committee consists of at least three directors, each of whom is independent as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934, and the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”), as well as applicable NASDAQ rules.

The members of the Compensation Committee are elected by the Board at its annual meeting held in conjunction with the annual shareholders meeting. Members of the Compensation Committee shall hold their office until their successors shall be duly elected and qualified, or until such member’s earlier resignation or removal. The Board shall have the power at any time to remove from or add the membership of the Compensation Committee and to fill vacancies, subject to the independence requirements referred to above. Unless a Chairperson is elected by the full Board, the members of the Compensation Committee may designate a Chairperson by majority vote of the full Compensation Committee membership.

Operations

The Compensation Committee meets at least two (2) times a year. Additional meetings may occur as the Compensation Committee or its Chairperson deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Compensation Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Compensation Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

Authority

The Compensation Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Compensation Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Compensation Committee will take all necessary steps to preserve the privileged nature of those communications.

Responsibilities

The Compensation Committee will have the follows duties, consistent with applicable law and SEC and NASDAQ rules:

     Compensation Levels for Executive Officers and Directors

     - Review and approve goals and objectives of the CEO and executive management in consultation with the full Board, evaluate CEO, executive officers and directors performance in light of those objectives, and set CEO and executive management compensation levels consistent with those objectives.

     - Review and approve the consideration paid to non-employee directors for annual retainers and/or meeting fees. No member of the Compensation Committee will act to fix his or her own compensation except for uniform compensation paid to all directors for their services as such.

     - Review and approve compensation packages for new executive officers and directors and termination packages for the same and other company employees as requested by management.

     - Review and approve the awards made under any executive officer bonus plan, and provide an appropriate report to the Board.

     Compensation Plans

     - Review the competitiveness of the Company’s executive compensation programs and director compensation to: (a) attract and retain qualified individuals, (b) provide motivation to achieve the Company’s business objectives, and (c) align the interest of key leadership with the long-term interests of the Company’s shareholders.

     - Review trends in management and director compensation, oversee the development of new compensation plans and, when necessary, approve the revision of existing plans.

     - Review and make recommendations concerning long-term incentive compensation plans, including the use of stock options and other equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

     Planning

     - Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers.

     - Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

     - Produce an annual Report of the Compensation Committee on Executive and Director Compensation for the Company’s annual proxy statement in compliance with applicable SEC rules and regulations and relevant listing authority.

     - Annually evaluate the Committee’s performance and this Charter.

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EXHIBIT D

VERAMARK TECHNOLOGIES, INC.
Nominating Committee of the Board of Directors

CHARTER

Overview of Role

The Nominating Committee of the Board (the “Nominating Committee”) identifies the slate of director nominees for election to the Company’s Board, recommends candidates to fill vacancies occurring between annual shareholder meetings, and otherwise establishes and oversees the process for nominations for election to the Company’s Board, in accordance with applicable laws and rules.

Membership

The membership of the Nominating Committee consists of all members of the Company’s Board who are independent as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934, and the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”), as well as applicable NASDAQ rules.

The members of the Nominating Committee are elected by the Board at its annual meeting held in conjunction with the annual shareholders meeting. Members of the Nominating Committee shall hold their office until their successors shall be duly elected and qualified, or until such member’s earlier resignation or removal. The Board shall have the power at any time to remove from or add the membership of the Nominating Committee and to fill vacancies, subject to the independence requirements referred to above. Unless a Chairperson is elected by the full Board, the members of the Nominating Committee may designate a Chairperson by majority vote of the full Nominating Committee membership.

Operations

The Nominating Committee meets at least two (2) times a year. Additional meetings may occur as the Nominating Committee or its Chairperson deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Nominating Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Nominating Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

AuthorityThe Nominating Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Nominating Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Nominating Committee will take all necessary steps to preserve the privileged nature of those communications.

Responsibilities

The Nominating Committee has the following responsibilities and duties, consistent with applicable law and SEC and NASDAQ rules:

     Selection of Candidates

     - Annually present a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

     - Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors, including with respect to incumbents, prior performance.

     - Assist in identifying, interviewing and recruiting candidates for the Board.

     - Annually review the composition of each committee and present recommendations for committee memberships to the Board as needed.

     Policies

     - Establish and review on an annual basis the Nominating Committee’s policy with regard to the consideration of any director candidates recommended by the Company’s shareholders, including the procedures to be followed by the Company’s shareholders in submitting such recommendations;

     - If the Nominating Committee deems it appropriate, it shall establish and review on an annual basis any specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee for a position on Company’s Board, as well as any specific qualities or skills that the Nominating Committee believes are necessary for one or more of the Company’s directors to possess;

     - Establish and review on an annual basis a process for identifying and evaluating nominees for director, including nominees recommended by the Company’s shareholders, including and any differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder of the Company.

     Annual Reviews

     - Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of the Company’s shareholders.

     - Regularly review and make recommendations about changes to the charter of the Nominating Committee.

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EXHIBIT E

POLICY FOR SHAREHOLDER RECOMMENDATION OF CANDIDATES TO STAND FOR
ELECTION TO THE BOARD OF DIRECTORS OF VERAMARK TECHNOLOGIES, INC.

It is the policy of the Nominating Committee of the Board of Directors of Veramark Technologies, Inc. (the “Company”) that it will consider recommendations made by shareholders of the Company for candidates to stand for election to the Company’s Board that are made in accordance with the terms of this policy.

Such recommendations must be addressed and sent to the Nominating Committee, Veramark Technologies, Inc., Attention: Chairman, 3750 Monroe Avenue Pittsford, New York 14534; and must include

     (i) the name and address of the shareholder recommending the person to be nominated;

     (ii) a representation that the shareholder is a holder of record of stock of the Company, including the number of shares held and the period of holding;

     (iii) a description of all arrangements or understandings between the shareholder and the recommended nominee;

     (iv) such other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended;

     (v) the written consent of the recommended nominee to serve as a director of the Company, if so elected; and

     (vi) an explanation of why the recommended nominee would be a good candidate. (Although neither the Board nor the Nominating Committee has established any minimum qualifications for director nominees, any potential nominee must have sufficient experience, knowledge, ability and time to fulfill the obligations of a member of the Company’s Board).

Incomplete recommendations may not be acted upon.

To submit a recommendation for director for an upcoming annual shareholder meeting, it is necessary that you notify the Nominating Committee not less than 120 days nor more than 180 days before the first anniversary of the date that the proxy statement for the preceding year’s annual meeting was first sent to shareholders.

Shareholder recommendations for nominees that comply with this policy will receive the same consideration as nominees recommended by the Nominating Committee.

The material terms of this policy shall be made available to the Company’s shareholders, in a manner as the Nominating Committee deems appropriate, but at least as may be required by law or regulation.

The Nominating Committee shall regularly review this policy and make such changes to this policy as it deems necessary or appropriate.

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EXHIBIT F

VERAMARK TECHNOLOGIES INC.

Code of Business Conduct and Ethics

1. Purpose of Code. The purpose of this Code is to establish guidelines for:

     (a) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     (b) Avoidance of conflicts of interest, including disclosure to an appropriate person or persons identified in the Code of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

     (c) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;

     (d) Compliance with applicable governmental laws, rules and regulations;

     (e) The prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

     (f) Accountability for adherence to the Code.

2. Complying With Law. All employees, officers and directors of the Company should respect and comply with all of the laws, rules and regulations of the United States, foreign countries, and the states, counties, cities and other jurisdictions, in which the Company conducts its business, or laws, rules and regulations of which are applicable to the Company.

     While this Code does not summarize all laws, rules and regulations applicable to the Company and its employees, officers and directors, certain laws are summarized below. Please consult with your supervisor or the Company’s legal counsel and the various guidelines which the Company has prepared on specific laws, rules and regulations.

Insider Trading. The Company and its employees, officers and directors must comply with the “insider trading” prohibitions applicable to the Company and its employees, officers and directors. Generally, employees, officers and directors who have access to or knowledge of confidential or non-public information from or about the Company are not permitted to buy, sell or otherwise trade in the Company’s securities, whether or not they are using or relying upon that information. This restriction extends to sharing or tipping others about such information especially since the individuals receiving such information might utilize such information to trade in the Company’s securities. In addition, the Company has implemented trading restrictions to reduce the risk, or appearance, of insider trading.

     Company employees, officers and directors are directed to the Company’s Insider Trading Policy or the Company’s legal counsel if they have questions regarding the applicability of such insider trading prohibitions.

Foreign Corrupt Practices. The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to foreign government officials or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country. In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. Your supervisor or the Company’s legal counsel can provide guidance to you in this area.

Licensed Third Party Software. Unauthorized duplication of copyrighted computer software violates the law and is contrary to the Company’s standards of conduct. The Company disapproves of such copying and recognizes the following principles as a basis for preventing its occurrences:

•	The Company will neither engage in nor tolerate the making or using of unauthorized software copies under any circumstances.

•	The Company will provide legally acquired software to meet its legitimate software needs in a timely fashion and in sufficient quantities for all of the Company’s computers.

•	The Company will comply with all license or purchase terms regulating the use of any software the Company acquires or uses.

•	The Company will enforce strong internal controls to prevent the making or using of unauthorized software copies, including effective measures to verify compliance with these standards and appropriate disciplinary measures for violation of these standards.

It is the Company’s policy that third party developed software may be used to conduct Company business only if it is (i) authorized and licensed for use by the Company; or (ii) is in the public domain and available for use without royalty by the Company. This policy applies to all Company employees and to all contractors working on the Company’s premises or computers.

All software licensed for Company use must be ordered through the Company’s purchasing department or approved in writing in advance. Employees will not be reimbursed for software purchased or obtained through other channels.

3. Conflicts Of Interest. All employees, officer and directors of the Company should be scrupulous in avoiding a conflict of interest with regard to the Company’s interests. A “conflict of interest” exists whenever an individual’s private interest interferes or conflicts in any way (or even appear to interfere or conflict) with the interest of the Company. A conflict situation can arise when an employee, officer or director takes actions or has interests that make it difficult to perform his or her Company work objectively and effectively. Conflict of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or a third party. Loans to, or guarantees of obligations of, employees, officers and directors and their respective family members may create conflicts of interest. Federal Law prohibits loans to directors and executive officers under certain circumstances.

     The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should be offered, given, provided or accepted by any Company employee, family member or an employee or agent unless it: (a) is not a cash gift, (b) is consistent with customary business practices, (c) is not excessive in value, (d) cannot be construed as a bribe or payoff; and (e) does not violate any laws or regulations. Please discuss with your supervisor or the Company’s legal counsel any gifts or proposed gifts which you are not certain are appropriate.

     It is almost always a conflict of interest for a Company employee to work simultaneously for a competitor, customer or supplier. You are not allowed to work for a competitor, as a consultant or board member. The best policy is to avoid any direct or indirect business connection with the Company’s customers, suppliers or competitors, except on the Company’s behalf.

     Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors or committees of the Board. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with your supervisor or the Company’s legal counsel.

4. Corporate Opportunity. Employees, officers and directors are prohibited from (a) taking for themselves personally opportunities that properly belong to the Company or are discovered through the use of Company property, information or position; (b) using Company property, information or position for personal gain; and (c) competing with the Company. Employees, officers and directors owe a duty to the Company to advance its legitimate interest when the opportunity to do so arises.

5. Confidentiality. Employees, officers and directors of the Company must maintain the confidentiality of confidential information entrusted to them by the Company or its suppliers or customers, except when disclosure is authorized by the Company’s legal counsel or required by laws, regulations or legal proceedings. Whenever feasible, employees, officers and directors should consult their supervisor or the Company’s legal counsel if they believe they have a legal obligation to disclose confidential information. Confidential information includes all non-public information that might be of use to competitors of the Company, or harmful to the Company or its customers if disclosed.

6. Fair Dealing. Each employee, officer and director should endeavor to deal fairly with the Company’s customers, suppliers, competitors, officers and employees. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

     The Company seeks to outperform its competition fairly and honestly. The Company seeks competitive advantages through superior performance, never through unethical or illegal business practices. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited.

7. Protection And Proper Use Of Company Assets. All employees, officers and directors should protect the Company’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company’s profitability. All Company assets should be used only for legitimate business purposes.

8. Accounting Matters. The Company’s policy is to comply with all applicable financial reporting and accounting regulations applicable to the Company.

     All of the Company’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions and must conform both to applicable legal requirement and to the Company’s system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation.

     Records should always be retained or destroyed according to the Company’s record retention policies. In accordance with those policies, in the event of litigation or governmental investigation please consult with your supervisor or the Company’s legal counsel.

     If any employee, officer or director of the Company has concerns of complaints regarding questionable accounting or auditing matters of the Company, then he or she is encouraged to submit those concerns or complaints (anonymously, confidentially or otherwise) to the Board of Directors of the Company a set forth in the Section 10 Reporting Any Violations.

9. Public Company Reporting. As a public company, it is critical importance that the Company’s filings with the Securities and Exchange Commissions be accurate and timely. Depending on their position with the Company, an employee, officer or director may be called upon to provide necessary information to assure that the Company’s public reports are complete, fair and understandable. The Company expects employees, officers and directors to take this responsibility very seriously and to provide prompt accurate answers to inquiries related to the Company’s public disclosure requirements.

10. Reporting Any Violations. The Company takes its responsibility to comply with its Code very seriously and has taken steps to prevent, detect, and correct violations. However, to be successful the Code requires the collective participation of every individual within the Company.

     Employees are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation. Employees, officers and directors who have questions about this Code, are concerned that violation of this Code or that other illegal or unethical conduct by employees, officers or directors of the Company have occurred or may occur, should contact their supervisors. If they do not believe it appropriate or are not comfortable approaching their supervisors about their concerns or complaints, they should contact the Board of Directors of the Company by e-mail at a confidential email box named “Compliance” on the corporate network or by land mail at Veramark Technologies, Inc., Attention: Board of Directors/Code of Conduct, 3750 Monroe Avenue, Pittsford, New York 14534.

     Reports may be anonymous but should include sufficient facts so that Veramark can conduct a proper investigation. All reports will be promptly investigated and appropriate corrective action will be taken if warranted by the investigation.

     All reports will be treated confidentially, subject to its duties arising under applicable law, regulations and legal proceedings.

     All reports received by supervisors must be immediately reported to the Board of Directors of the Company.

     It is every employee’s, officer’s and director’s responsibility to report suspected violations as set forth above. Failure to report knowledge of suspected violations of this Code may result in disciplinary action against those who fail to report.

11. Violations and Investigations.

     All reports of violations of this Code will be promptly and thoroughly investigated by the Company. If any employee, officer or director is found to have violated this Code, appropriate action will be taken, including termination of employment or criminal prosecution.

12. No Retaliation. The Company will not permit retaliation of any kind by or on behalf of the Company and its employees, officers and directors against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.

13. Training. From time to time the Company will implement such procedures for the regular distribution, training and regular communication to employees of the Code and the Company’s accounting and financial controls policies, in order to encourage employee reports of concerns on an on-going basis.

14. Amendment, Modification And Waiver

     This Code may be amended, modified or waived by the Company’s Board of Directors, subject to the disclosure and other provisions of the Securities Exchange Act of 1934, and the rules there under and other applicable rules.

***********************

ANNUAL MEETING OF SHAREHOLDERS OF

VERAMARK TECHNOLOGIES, INC.

May 13, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	O	Charles A. Constantino
		O	John E. Gould
☐	WITHHOLD AUTHORITY	O	David G. Mazzella
	FOR ALL NOMINEES	O	William J. Reilly
		O	James R. Scielzo
☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	Ratification of the appointment of Deloitte & Touche LLP as auditors for the year ending December 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	At their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies related to the Annual Meeting.

This proxy will be voted as specified. If the Proxy is signed and no direction is given, the shares represented will be voted FOR Proposals 1 and 2 and will be voted in the discretion of the Proxies named herein with respect to any matters referred to in proposal 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder                                        Date:                     Signature of Shareholder                                        Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

VERAMARK TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 13, 2004

     The undersigned hereby appoints David G. Mazzella and John E. Gould, and each of them with full power of substitution, as proxies to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Veramark Technologies, Inc. which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company, and at any adjournments thereof, upon the matters set forth in the notice and proxy statement.

(Continued and to be signed on the reverse side)